MANNING & NAPIER FUND, INC.

(the “Fund”)

Supplement dated December 28, 2016 to the Statement of Additional Information (“SAI”) of the Fund dated May 1, 2016 as supplemented August 26, 2016 for the following Series and Classes of the Fnnd:

International Series – Class I and S

Emerging Markets Series – Class I and S

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with the SAI.

Ben V. Rozin has resigned as a member of the International Series’ and the Emerging Markets Series’ Portfolio Management Teams effective December 30, 2016 (the “Effective Date”). Accordingly, as of the Effective Date, all references to Mr. Rozin in the SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SAI Supp 1231 12/28/16